SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 April 26, 2006

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                         CASCADE NATURAL GAS CORPORATION
             (Exact name of Registrant as specified in its charter)




              Washington                  1-7196               91-0599090
    (State or other jurisdiction       (Commission          (I.R.S. Employer
 of incorporation or organization)     file number)         Identification No.)


   222 Fairview Avenue North
          Seattle, WA                                             98109
(Address of principal executive offices)                      (Zip Code)



               (Registrant's telephone number including area code)
                                 (206) 624-3900
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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 26, 2006, the Registrant issued an earnings release to announce its earnings for the three- and six-month periods ended March 31, 2006.

The earnings release is included in this report as Exhibit 99.1.

The information provided under this Item 2.02 is not intended to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and accordingly is not intended to be incorporated by reference in other filings by the Registrant.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         None

(b)      Schedule of Exhibits

         Exhibit 99.1.  Earnings Release.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   CASCADE NATURAL GAS CORPORATION

     April 26, 2006               By  /s/ Rick A. Davis
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             Date                         Rick A. Davis
                                          Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit Number                      Description
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99.1                                Earnings Release